EXHIBIT 10.2

MUTUAL GENERAL RELEASE

THAT, Mister Goody, Inc., a Florida corporation (“Mister Goody”), its affiliates, directors, officers, employees, related entities, successors or assigns, for and in consideration of the sum of TEN DOLLARS ($10.00), or other valuable considerations, received from or on behalf of Christopher Brainard, an individual; First Market, LLC, a Florida Limited Liability Company (“First Market”); and Brainard Ventures, LLC, a Florida Limited Liability Company (“Brainard Ventures”), their affiliates, directors, Officers, employees, related entities and/or their successors or assigns, the receipt of which is hereby acknowledged;

THAT, First Market, its affiliates, directors, officers, employees, related entities, successors or assigns, for and in consideration of the sum of TEN DOLLARS ($10.00), or other valuable considerations, received from or on behalf of Mister Goody, its affiliates, directors, Officers, employees, related entities and/or their successors or assigns, the receipt of which is hereby acknowledged;

THAT, Brainard Ventures, its affiliates, directors, officers, employees, related entities, successors or assigns,, for and in consideration of the sum of TEN DOLLARS ($10.00), or other valuable considerations, received from or on behalf of Mister Goody, its affiliates, directors, Officers, employees, related entities and/or their successors or assigns, the receipt of which is hereby acknowledged;

THAT, Christopher Brainard, his heirs, successors or assigns, for and in consideration of the sum of TEN DOLLARS ($10.00), or other valuable considerations, received from or on behalf of Mister Goody, its affiliates, directors, Officers, employees, related entities and/or their successors or assigns, the receipt of which is hereby acknowledged;

HEREBY remise, release, acquit, satisfy, and forever discharge each other, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said parties ever had, now have, or which any personal representative, successor, heir or assign of said parties, hereafter can, shall or may have, against each other, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents.

See Signature Page Attached

IN WITNESS WHEREOF, we have hereunto set our hand and seals this 27th day of November 2013.

Signed, sealed and delivered in the presence of:

MISTER GOODY, INC.:

/s/ Holli Arberman	By:	/s/ Joel Arberman
Witness		Joel Arberman,
Authorized Agent of Mister Goody, Inc.
Date: November 27, 2013

and

FIRST MARKET, LLC:

/s/ Elaine Morgan	By:	/s/ Christopher Brainard
Witness		Christopher Brainard,
Authorized Agent of First Market, LLC
Date: November 27, 2013

BRAINARD VENTURES, LLC:

/s/ Elaine Morgan	By:	/s/ Christopher Brainard
Witness		Christopher Brainard,
Authorized Agent of Brainard Ventures, LLC
Date: November 27, 2013

/s/ Elaine Morgan	By:	/s/ Christopher Brainard
Witness		Christopher Brainard, individually

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